UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08050
The Asia Tigers Fund, Inc.

(Exact name of registrant as specified in charter)
345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-583-5000
Date of fiscal year end: October 31, 2009
Date of reporting period: April 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc.
June 17, 2009

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The Asia Tigers Fund, Inc. (the “Fund”) for the six months ended April 30, 2009.

The Fund’s net asset value (“NAV”) per share closed at $13.67 on April 30, 2009, representing an increase of 23.2% (including the reinvestment of dividends) from the fund’s NAV per share on October 31, 2008 which was $13.22. The Fund outperformed its benchmark, the MSCI AC Asia Free ex-Japan*, which rose 20.4% during the same six month period. The Fund’s outperformance came largely from being overweight in China, and stock selection in India, Malaysia, and South Korea.

Asian markets had a rocky start during the first half of the Fund’s fiscal year, twice attempting to rally but falling back to re-test lows in the wake of worse-than-expected macro data and rising investor fears of a global economic meltdown. However, by early March, clear signs began emerging that Asia’s sharp contraction was moderating, led by a slowdown in inventory de-stocking, and in some instances, surprising resilience in end-user demand. China’s economic performance was also a key driver, as its RMB 4 trillion stimulus plan not only successfully accelerated its own stabilization, but helped spur the entire region to recover more quickly as well. In fact, throughout the first quarter 2009, China’s economy stood out with its early evidence of resilience and recovery. By the time China’s Purchasing Managers Index showed outright expansion in April (over 50), it had already been seeing steady month-on-month improvement since its November 2008 low of 38.8.

As Asian markets slid back toward their lows in late February, investors seemed to focus on the apparent ineffectiveness of global fiscal and monetary stimulus. However, given that the earliest of these policies was announced in November 2008 — and such policies have historically worked with a 3-6 month lag — investors were perhaps being a bit impatient. Subsequently, it has become increasingly clear that Asian governments’ unprecedented slashing of interest rates (averaging 350-500 basis points across the region), and sharp increase in government spending (ranging from 3% to 15% of GDP), have been quite effective in helping the region to weather the global downturn better than it otherwise would have. Moreover, investors may recall that such a response was not even possible in the aftermath of the 1997 Asian Crisis as the entire region was then battling collapsing currencies, current account blow-outs, and surging US$-denominated debt levels. Twelve years later, we believe it is a much different story as Asia’s overall solid balance sheet health across governments, corporates, and consumers has paved the way for a vigorous, counter-cyclical response.

On the political front, year-to-date developments have thus far provided mostly tailwinds for Asian equity markets, a welcome change from recent years. We believe the most significant change has been the steadily warming cross-straits relationship between China and Taiwan. Relations between the two countries have been improving since the Kuomintang party’s Ma Ying-jeou won the presidency in May 2008 and dropped the pro-independence stance of his predecessor. However, last year’s global economic crisis sidetracked the budding relationship, with the two governments just recently re-starting a number of initiatives to expand commercial and economic ties, including a transaction that involved the first direct investment by a Chinese state-owned company in Taiwan in six decades. Elsewhere in the region, other important developments have been Indonesian President Yudhoyono’s Democrat party winning over 20% of the seats in April’s Parliamentary election, almost ensuring him of a second presidential term in July elections, and Prime Minister Badawi stepping down from his post in Malaysia, helping to reduce political tensions in that country. In May, this positive momentum was maintained with India’s Congress party producing a stronger-than-expected showing in the Parliamentary election, together with its allies winning 261 out of a possible 543 seats, which we believe makes it highly likely that the country’s structural reforms can accelerate over the next few years, paving the way for stronger growth.

As we move into the second half of the Fund’s fiscal year, the stabilization of the global economy, as seen by the easing in credit markets and halting in deterioration of other economic indicators, is expected to pave the way for a better macro performance in the 2nd half of 2009. Nevertheless, it is worth noting that following the +35% year-to-date rally, Asian markets are no longer at historically low valuations. Of course, this follows a rally that was set up by an unprecedented wave of selling from June 2008 to February 2009, leaving Asian markets not only at historic technically oversold levels, but at fundamental valuations of 8.5x trailing price-to-earnings, 1.2x price-to-book, and a 4.2% dividend yield, metrics not seen since the trough of the 1997 Asian Crisis.

Encouragingly, the last few months’ improvement in macro data has recently been followed at the company level, with the steady stream of earnings downgrades during the first few months of 2009 reversing course to consist of mostly upgrades since mid-April. On the ground, many company managements are also sounding more optimistic about the potential for a second half demand recovery. Nevertheless, even assuming further earnings upgrades, we find it hard to escape the conclusion that at least the first leg of 2009’s bear market recovery — price-to-earnings multiple expansion — is almost certainly over. At an over 15x 12-months forward price-to-earnings ratio, Asian markets are now back to trading near their historical mean**. They are also back to trading at a premium to developed markets, having outperformed them by almost 3,000 basis points (+34.9% for MSCI AC Asia Free Ex-Japan Index vs. +5.4% for MSCI World Index) year-to-date.

In summary, we believe Asia will emerge from the global economic downturn in a relatively strong position, a result of both its overall strong balance sheet and the region’s scope for expanding its internal drivers, especially the potential to focus on its own under-exploited domestic demand instead of over-relying on exports. At the same time, this argument should not be over-stated (as it has in the past). Over the short to medium-term, at least, Asia remains hugely reliant on exports for over 35-40% of its GDP, and much of this will still come from demand from the U.S. and Europe. Hence, given today’s inter-connected global economy, one needs to be confident that we will see at least a modest recovery in the world’s developed economies in order for Asia’s gains to be sustained. We also believe that for the remainder of the year, selective stock-picking in Asia is likely to be more important for outperformance than getting the ‘big picture’ macro inflection call right, as was the case in 2008 and even early 2009. Longer-term, Asia’s secular growth story remains intact. We believe the region should continue to generate strong relative performance for investors.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number, 866-800-8933.

Sincerely,
Prakash A. Melwani
Director and President
The Asia Tigers Fund, Inc.

 *  Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

**  Source: Fact Set, Institutional Brokers’ Estimate System (IBES)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.  There is no guarantee that the Fund’s or any other investment technique will be effective under all market conditions.

THE ASIA TIGERS FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note E to the Financial Statements.)

THE ASIA TIGERS FUND, INC.

April 30, 2009
(Unaudited)
Schedule of Investments

COMMON STOCKS (95.58% of net assets)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	China	14.68%
	Auto – Cars & Light Trucks	0.24%
872,000	Qingling Automobiles Co., Ltd.		$98,578	$131,641

	Building Products – Cement & Aggregation	1.15%
824,500	Asia Cement China Holdings Corp.+		367,619	629,800

	Commercial Banks – Non-US	1.77%
471,000	China CITIC Bank		201,150	216,960
1,307,000	Industrial & Commercial Bank of China, Ltd.		616,168	752,143

			817,318	969,103

	Electric – Generation	0.67%
1,552,000	Huadian Power International Corp., Ltd.		350,261	368,468

	Life/Health Insurance	2.32%
361,000	China Life Insurance Co., Ltd.		1,082,183	1,273,956

	Oil Companies – Integrated	2.03%
7,579	China Petroleum and Chemical Corp. ADR		477,433	588,130
596,000	PetroChina Co., Ltd.		637,197	527,546

			1,114,630	1,115,676

	Real Estate – Operations & Development	1.25%
334,186	China Vanke Co., Ltd. Class B		88,426	352,722
293,500	Shimao Property Holdings, Ltd.		254,139	330,607

			342,565	683,329

	Retail Food Chains	0.28%
129,000	Lianhua Supermarket Holdings, Ltd.		153,302	153,465

	Schools	0.69%
7,129	New Oriental Education & Technology Group, Inc. ADR+		459,924	377,694

	Steel – Producers	0.38%
504,000	Maanshan Iron and Steel Co., Ltd.		204,069	207,449

	Telecommunications Equipment	0.84%
135,590	ZTE Corp.		211,896	461,872

	Telecommunications Services	1.09%
1,010,000	China Communications Services Corp., Ltd.		571,618	599,472

	Web Portals & Internet Service Providers	1.97%
25,675	NetEase.com, Inc. ADR+		496,474	774,872
5,815	Sohu.com, Inc.+		267,942	303,252

			764,416	1,078,124

	Total China		6,538,379	8,050,049

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2009
(Unaudited)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Hong Kong	18.74%
	Apparel Manufacturers	0.97%
42,500	Esprit Holdings, Ltd.		$227,632	$262,398
178,000	Ports Design, Ltd.		320,374	271,933

			548,006	534,331

	Cellular Telecommunications	3.18%
200,600	China Mobile, Ltd.		758,632	1,741,951

	Commercial Banks – Non-US	0.46%
42,000	Wing Hang Bank, Ltd.		300,355	249,827

	Diversified Operations	5.40%
227,000	Beijing Enterprises Holdings, Ltd.		762,571	1,003,174
842,000	Guangdong Investment, Ltd.		331,933	349,831
154,381	Hutchison Whampoa, Ltd.		729,648	916,308
92,000	Shanghai Industrial Holdings, Ltd.		297,852	316,949
113,000	Wharf Holdings, Ltd.		258,850	375,444

			2,380,854	2,961,706

	Finance – Other Services	0.49%
23,100	Hong Kong Exchanges & Clearing, Ltd.		173,714	269,445

	Heavy Industry	0.25%
35,000	Cheung Kong Infrastructure Holdings, Ltd.		126,863	135,707

	Oil Companies – Exploration & Production	1.85%
2,021,800	CNPC Hong Kong, Ltd.		696,880	1,012,185

	Paper & Related Products	0.35%
256,400	Lee & Man Paper Manufacturing, Ltd.		198,195	191,883

	Real Estate – Operations & Development	2.40%
74,700	Cheung Kong Holdings, Ltd.		523,253	777,829
203,000	China Resources Land, Ltd.		245,141	367,750
2,022,000	SRE Group, Ltd.		157,147	169,584

			925,541	1,315,163

	Retail – Restaurants	0.94%
278,000	Cafe De Coral Holdings, Ltd.		235,086	517,249

	Semiconductor Equipment – Integrated Circuits	0.43%
52,800	ASM Pacific Technology, Ltd.		194,404	237,766

	Telecommunications Equipment	0.91%
99,000	VTech Holdings, Ltd.		455,265	498,184

	Transport – Marine	0.61%
1,071,000	Sinotrans Shipping, Ltd.		301,182	334,422

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2009
(Unaudited)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Hong Kong (concluded)
	Transportation	0.50%
109,000	MTR Corp., Ltd.		$237,509	$277,065

	Total Hong Kong		7,532,486	10,276,884

	India	8.97%
	Applications Software	0.80%
14,471	Infosys Technologies, Ltd.		104,680	435,938

	Automotive – Parts & Equipment	0.29%
85,574	Amtek Auto, Ltd.		154,291	160,766

	Building – Heavy Construction	0.42%
53,400	IVRCL Infrastructures and Projects, Ltd.		179,458	169,373
21,827	Jaiprakash Associates, Ltd.		49,313	60,549

			228,771	229,922

	Commercial Banks – Non-US	1.44%
13,563	HDFC Bank, Ltd.		339,422	298,367
19,203	State Bank of India		165,052	490,370

			504,474	788,737

	Communications Software	0.19%
113,200	Tanla Solutions, Ltd.		124,557	104,976

	Diversified Financial Services	0.89%
158,966	Power Finance Corp.		379,787	490,385

	Electric – Integrated	0.72%
28,500	Reliance Infrastructure, Ltd.		265,985	395,987

	Food & Beverages	0.38%
147,707	Balrampur Chini Mills, Ltd.		135,825	206,055

	Independent Power Producer	0.36%
44,839	Lanco Infratech, Ltd.+		147,865	199,125

	Information Technology	0.37%
146,369	NIIT Technologies, Ltd.		209,589	203,310

	Oil Refining & Marketing	1.65%
25,074	Reliance Industries, Ltd.		212,771	903,386

	Pharmaceuticals	0.09%
4,500	Dr. Reddy’s Laboratories, Ltd. ADR		49,680	49,275

	Power Conversion & Supply Equipment	0.48%
8,048	Bharat Heavy Electricals, Ltd.		51,436	265,680

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2009
(Unaudited)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	India (concluded)
	Real Estate – Operations & Development	0.10%
59,353	Unitech, Ltd.		$51,032	$52,313

	Steel – Producers	0.35%
40,131	Tata Steel, Ltd.		154,116	190,930

	Tobacco	0.44%
63,780	ITC, Ltd.		209,986	241,047

	Total India		2,984,845	4,917,832

	Indonesia	3.55%
	Coal	1.47%
895,000	PT Tambang Batubara Bukit Asam TBK		538,308	803,259

	Commercial Banks – Non-US	1.11%
1,110,500	PT Bank Rakyat Indonesia		455,040	608,493

	Telecommunications Services	0.97%
718,500	PT Telekomunikasi Indonesia TBK		584,757	532,851

	Total Indonesia		1,578,105	1,944,603

	Malaysia	3.20%
	Casino Hotels	0.74%
593,600	Resorts World BHD		290,270	403,514

	Commercial Banks – Non-US	0.88%
213,400	Bumiputra – Commerce Holdings BHD		266,648	482,548

	Metal Processors & Fabrication	0.69%
2,353,500	KNM Group BHD		247,282	380,130

	Rubber & Vinyl	0.89%
312,800	Top Glove Corp. BHD		469,903	487,652

	Total Malaysia		1,274,103	1,753,844

	Singapore	9.06%
	Agriculture Operations	1.03%
78,000	Indofood Agri Resources, Ltd. +		50,137	48,315
213,000	Wilmar International, Ltd.		436,833	516,206

			486,970	564,521

	Commercial Banks – Non-US	2.38%
133,650	DBS Group Holdings, Ltd.		820,624	859,515
57,000	United Overseas Bank, Ltd.		351,945	443,745

			1,172,569	1,303,260

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2009
(Unaudited)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Singapore (concluded)
	Computers – Integrated Systems	0.41%
800,000	CSE Global, Ltd.		$504,203	$227,457

	Diversified Operations	0.80%
108,000	Keppel Corp., Ltd.		390,587	437,206

	Real Estate – Operations & Development	0.73%
346,500	Keppel Land, Ltd.		297,003	403,452

	REITS – Diversified	0.70%
665,000	CapitaCommercial Trust		402,667	384,900

	Telecommunications Services	0.86%
270,840	Singapore Telecommunications, Ltd.		386,047	469,368

	Transportation – Marine	1.22%
1,060,000	Ezra Holdings, Ltd.		283,673	667,344

	Water Treatment Systems	0.93%
416,000	Hyflux, Ltd.		739,284	512,537

	Total Singapore		4,663,003	4,970,045

	South Korea	19.74%
	Building & Construction – Miscellaneous	0.84%
8,763	GS Engineering & Construction Corp.		311,727	460,348

	Cellular Telecommunications	1.14%
4,374	SK Telecom Co., Ltd.		782,626	625,588

	Chemicals	1.20%
5,953	LG Chem, Ltd.		243,959	656,547

	Diversified Financial Services	2.23%
16,591	KB Financial Group, Inc.+		316,633	514,024
28,582	Shinhan Financial Group Co., Ltd.+		378,186	706,205

			694,819	1,220,229

	Electronic Components – Miscellaneous	0.48%
10,690	LG Display Co., Ltd.		196,750	260,793

	Electronic Components – Semiconductors	4.29%
5,098	Samsung Electronics Co., Ltd.		1,350,671	2,352,312

	Engineering – Internal Combustion	1.04%
19,000	Hyunjin Materials Co., Ltd.+		274,236	572,372

	Metal Processors & Fabrication	1.33%
9,934	Taewoong Co., Ltd.		796,795	731,694

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2009
(Unaudited)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	South Korea (concluded)
	Non-Ferrous Metals	1.06%
5,390	Korea Zinc Co., Ltd.		$192,406	$581,851

	Property & Casualty Insurance	1.08%
47,360	LIG Insurance Co., Ltd.		667,763	594,307

	Retail – Discount	0.91%
1,394	Shinsegae Co., Ltd.		415,445	495,994

	Retail – Miscellaneous/Diversified	0.80%
8,872	GS Home Shopping, Inc.		251,441	439,105

	Shipbuilding	0.81%
18,780	Samsung Heavy Industries Co., Ltd.		245,369	444,982

	Steel – Producers	1.91%
3,380	POSCO		379,457	1,045,877

	Web Portals & Internet Service Providers	0.62%
2,790	NHN Corp.+		226,723	338,149

	Total South Korea		7,030,187	10,820,148

	Taiwan	14.36%
	Building Products – Cement & Aggregation	0.92%
526,000	Taiwan Cement Corp.		297,813	502,565

	Computers	2.17%
204,000	Acer, Inc.		424,564	390,439
202,884	Advantech Co., Ltd.		227,434	320,212
35,600	HTC Corp.		491,264	482,223

			1,143,262	1,192,874

	Diversified Financial Services	0.84%
595,000	Fubon Financial Holding Co., Ltd.		354,983	462,349

	Electronic Components – Miscellaneous	2.00%
354,000	Chi Mei Optoelectronics Corp.		154,733	176,072
317,810	Hon Hai Precision Industry Co., Ltd.		553,235	918,640

			707,968	1,094,712

	Electronic Components – Semiconductors	0.27%
14,000	MediaTek, Inc.		122,901	145,827

	Food – Miscellaneous / Diversified	0.44%
241,000	Uni-President Enterprises Corp.		198,454	242,286

	Metal Processors & Fabrication	0.79%
105,375	Shin Zu Shing Co., Ltd.		437,819	434,902

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2009
(Unaudited)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Taiwan (concluded)
	Power Conversion & Supply Equipment	0.81%
202,607	Delta Electronics, Inc.		$441,896	$442,294

	Semiconductor Equipment – Integrated Circuits	5.68%
62,000	Powertech Technology, Inc.		97,363	129,536
456,000	Siliconware Precision Industries Co.		447,971	572,180
1,300,083	Taiwan Semiconductor Manufacturing Co., Ltd.		1,967,319	2,169,851
643,000	United Microelectronics Corp.		209,677	241,075

			2,722,330	3,112,642

	Telecommunications Services	0.44%
127,398	Chunghwa Telecom Co., Ltd.		228,873	242,674

	Total Taiwan		6,656,299	7,873,125

	Thailand	2.42%
	Cellular Telecommunications	0.87%
213,700	Advanced Info Service PCL		576,597	478,863

	Commercial Banks – Non-US	0.63%
201,005	Siam Commercial Bank PCL		68,502	343,513

	Oil Companies – Exploration & Production	0.92%
171,600	PTT Exploration & Production PCL		279,979	503,775

	Total Thailand		925,078	1,326,151

	United Kingdom	0.33%
	Diversified Banking Institution	0.33%
5,090	HSBC Holdings PLC-ADR		177,782	181,204

	Total United Kingdom		177,782	181,204

	United States	0.53%
	Metals – Diversified	0.53%
6,780	Freeport-McMoran Copper & Gold, Inc.		169,450	289,167

	Total United States		169,450	289,167

	TOTAL COMMON STOCKS		39,529,717	52,403,052

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2009
(Unaudited)

NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

EXCHANGE TRADED FUNDS (2.84% of net assets)
	Hong Kong	2.33%
892,800	iShares Asia Trust – iShares FTSE/Xinhua A50 China Tracker		$952,430	$1,278,695

	Total Hong Kong		952,430	1,278,695

	Taiwan	0.51%
27,475	iShares MSCI Taiwan Index Fund		227,909	280,795

	Total Taiwan		227,909	280,795

	TOTAL EXCHANGE TRADED FUNDS		1,180,339	1,559,490

REPURCHASE AGREEMENT (0.22% of net assets)
PRINCIPAL		PERCENT OF
AMOUNT	SECURITY	NET ASSETS	COST	VALUE

	United States	0.22%
	Commercial Banks
$120,706	State Street Bank, 0.01% dated 04/30/09, due 05/01/09, proceeds at maturity $120,706 (Collateralized by $125,000 U.S. Treasury Bill, .04%, due 05/28/09, Market Value $124,996		120,706	120,706

	Total United States		120,706	120,706

	TOTAL REPURCHASE AGREEMENT		120,706	120,706

	TOTAL INVESTMENTS++	98.64%	$40,830,762	54,083,248

	ASSETS IN EXCESS OF LIABILITIES	1.36%		743,624

	NET ASSETS	100.00%		$54,826,872

THE ASIA TIGERS FUND, INC.

April 30, 2009
(Unaudited)
Schedule of Investments (concluded)

This Schedule of Investments reflects each company’s country of domicile. The companies may also be subject to the risks of other countries.

Footnotes and Abbreviations

ADR	American Depository Receipts.
+	Non-Income producing security.

++	As of April 30, 2009, the aggregate cost for federal income tax purposes was $41,658,387. The aggregate gross unrealized appreciation (depreciation) for all securities were as follows:

Excess of value over tax cost	$14,012,753
Excess of tax cost over value	(1,587,892)

$12,424,861

These temporary differences in book and tax cost are due to wash sale loss deferrals.

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

April 30, 2009
(Unaudited)
Statement of Assets and Liabilities

ASSETS
Investments, at value (cost $40,830,762)	$54,083,248
Cash ($612,482 of foreign currency holdings with a cost of $607,754)	612,484
Receivables:
Securities sold	526,209
Dividends	135,418
Prepaid expenses	100,321

Total Assets	55,457,680

LIABILITIES
Payables for securities purchased	273,781
Deferred foreign withholding taxes payable	171,628
Due to Investment Manager	42,899
Due to Administrator	8,580
Due to Directors	5,459
Accrued expenses	128,461

Total Liabilities	630,808

Net Assets	$54,826,872

NET ASSET VALUE PER SHARE ($54,826,872 / 4,011,993 shares issued and outstanding)	$13.67

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued (100,000,000 shares authorized)	$20,515
Paid-in capital	217,100,899
Cost of 16,502,991 shares repurchased	(169,745,974)
Accumulated net investment loss	(237,755)
Accumulated net realized loss on investments	(5,418,657)
Net unrealized appreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies (net of deferred foreign withholding taxes of $152,866)	13,107,844

$54,826,872

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statement of Operations
For the Six Months Ended
April 30, 2009
(Unaudited)

Investment Income
Dividends (net of taxes withheld of $31,450)		$474,926
Interest		476

Total Investment Income		475,402

Expenses
Management fees	244,174
Legal fees	91,182
Custodian fees	77,874
Insurance	67,556
Printing	65,254
Administration fees	48,835
Audit and tax fees	42,722
Directors’ fees	22,650
Transfer agent fees	12,654
NYSE fees	10,516
ICI fees	1,468
Tax expense	39
Miscellaneous	14,883

Total Expenses		699,807

Net Investment Loss		(224,405)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currencies:
Net realized loss from:
Security transactions (net of capital gains tax of $13,637)		(4,516,260)
Foreign currency related transactions		(62,778)

		(4,579,038)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies (net of increase in deferred foreign withholding taxes of $73,276)		14,416,235

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies		9,837,197

Net increase in net assets resulting from operations		$9,612,792

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statement of Changes in Net Assets

	For the Six Months
	Ended	For the Year
	April 30, 2009	Ended
	(Unaudited)	October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income/(loss)	$(224,405)	$14,695
Net realized gain/(loss) on investments and foreign currency related transactions	(4,579,038)	7,232,503
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies	14,416,235	(104,415,147)

Net increase/(decrease) in net assets resulting from operations	9,612,792	(97,167,949)

Distribution to shareholders
Long term capital gains ($1.98 and $0.52 per share, respectively)	(8,361,839)	(2,433,284)

Decrease in net assets resulting from distributions	(8,361,839)	(2,433,284)

Capital Share Transactions
Shares repurchased under Repurchase Offers (211,158 and 456,241 shares, respectively) (net of repurchase fees of $44,597 and $232,908 respectively) (including expenses of $71,477 and $170,483 respectively)	(2,256,709)	(11,582,953)

Net decrease in net assets resulting from capital share transactions	(2,256,709)	(11,582,953)

Total decrease in net assets	(1,005,756)	(111,184,186)

NET ASSETS
Beginning of period	55,832,628	167,016,814

End of period	$54,826,872	$55,832,628

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

	For the Six Months
	Ended	For the Year	For the Year	For the Year	For the Year	For the Year
	Apr. 30, 2009	Ended	Ended	Ended	Ended	Ended
	(Unaudited)	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2006	Oct. 31, 2005	Oct. 31, 2004

Per Share Operating Performance
Net asset value, beginning of period	$13.22	$35.69	$19.21	$13.44	$10.98	$10.62

Net investment income (loss)[1]	(0.05)	—	(0.06)	—	0.06	0.07
Net realized and unrealized gains (losses) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currencies[2]	2.49	(21.96)	16.53	5.77	2.38	0.35

Net increase (decrease) from investment operations	2.44	(21.96)	16.47	5.77	2.44	0.42

Less dividends and distributions:
Dividends from net investment income	—	—	—	—	—	(0.07)

Distributions from net capital gains	(1.98)	(0.52)	—	—	—	—

Total dividends and distributions	(1.98)	(0.52)	—	—	—	(0.07)

Capital share transactions
Anti-dilutive effect of Repurchase Offer	(0.01)	0.01	0.01	—	0.02	0.01

Total capital share transactions	(0.01)	0.01	0.01	—	0.02	0.01

Net asset value, end of period	$13.67	$13.22	$35.69	$19.21	$13.44	$10.98

Per share market value, end of period	$12.95	$11.97	$32.86	$18.55	$12.91	$10.02

Total Investment Return[3]
Based on Market Value	28.88%	(62.86)%	77.14%	43.69%	28.84%	(2.13)%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$54,827	$55,833	$167,017	$95,000	$76,761	$77,029
Ratios of expenses to average net assets	2.87%[4]	1.99%	1.90%	2.20%	2.08%	1.99%
Ratios of net investment income (loss) to average net assets	(0.92)%[4]	0.01%	(0.24)%	—[5]	0.49%	0.65%
Portfolio turnover	41.50%	82.83%	31.53%	36.44%	40.79%	39.79%

See page 18 for footnotes.

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

[1]	Based on average shares outstanding throughout the period.
[2]	Net of deferred foreign withholding taxes of less than $0.01, $0.03, $0.02, $0.01, $0.03, and less than $0.01 per share for the six months ended April 30, 2009, and the years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005, and October 31, 2004, respectively.
[3]	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
[4]	Annualized.
[5]	Less than 0.01%.

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements	April 30, 2009
(Unaudited)

NOTE A: ORGANIZATION

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and those differences could be significant.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund’s assets, all securities for which market quotations are readily available are generally valued:

(i)	at the last sales price prior to the time of determination if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

(iii)	at the last available closing price if no bid or asked price is available on such date.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Repurchase Agreements. The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2009
(Unaudited)

accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its stockholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended October 31, 2008, was as follows:

Ordinary income	$0
Long-term capital gain	2,433,284

Total	$2,433,284

At October 31, 2008, the Fund had tax basis undistributed long-term capital gains of $8,355,253.

During the year ended October 31, 2008, the Fund reduced accumulated net investment income by $28,045, increased accumulated net realized gain by $557,348 and reduced paid-in capital by $529,303. These reclassifications were the result of permanent tax differences relating to net operating losses, foreign currency losses, capital gains taxes, and investments in passive foreign investment companies. Net assets were not affected by these reclassifications.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”).

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2009
(Unaudited)

FIN 48 establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns, including whether an entity is taxable in a particular jurisdiction, and requires certain expanded tax disclosures. FIN 48 permits the recognition of the benefit of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund adopted the provisions of FIN 48 on April 30, 2008 (the last business day of the semi-annual reporting period). Management has reviewed the Fund’s tax positions for all open tax years and has concluded that adoption has had no effect on the Fund’s financial position or results of operations. At April 30, 2009, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for U.S. federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, as well as the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to stockholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a federal excise tax.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2009
(Unaudited)

Distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P., serves as the Fund’s Investment Manager under the terms of a management agreement dated February 24, 2006 (the “Management Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.00% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.95% for the next $500,000,000 of the Fund’s average weekly net assets; and (iii) 0.90% of the Fund’s average weekly net assets in excess of $1,000,000,000. For the six months ended April 30, 2009, the Fund incurred a total of $244,174 in management fees to Blackstone Advisors.

Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly and paid quarterly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the six months ended April 30, 2009, the Fund incurred $48,835 in administrative fees to Blackstone Advisors. Blackstone Advisors subcontracts certain of these services to PNC Global Investment Servicing (U.S.) Inc.

The Fund pays each of its Directors who is not a director, officer or employee of the Investment Manager or any affiliate thereof an annual fee of $5,000 plus $1,000 for each in-person Board of Directors meeting and $250 for each telephonic Board of Directors meeting attended. The Chairman of the Board also receives an annual fee of $2,500. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the six months ended April 30, 2009, the Fund incurred $22,650 in Directors’ fees.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2009
(Unaudited)

NOTE D: PORTFOLIO ACTIVITY

Aggregate purchases and sales of securities other than short-term obligations totaled $20,328,316 and $30,185,773 respectively, for the six months ended April 30, 2009.

NOTE E: SEMI-ANNUAL REPURCHASE OFFERS

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund makes periodic repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

Under the Fund’s original policy, the Fund conducted quarterly repurchase offers. This policy was amended at the February 23, 2007 Annual Meeting of Stockholders to provide that the Fund will from that date forward conduct repurchase offers on a semi-annual, rather than on a quarterly, basis.

During the six months ended April 30, 2009, the results of the periodic repurchase offer were as follows:

Repurchase
Offer #21
Commencement Date	December 26, 2008

Expiration Date	January 16, 2009

Repurchase Offer Date	January 23, 2009

% of Issued and Outstanding Shares of Common Stock	5%

Shares Validly Tendered	517,106.0144

Final Pro-ration Odd Lot Shares	18,258.0144

Final Pro-ration Non-Odd Lot Shares	192,899.9856

% of Non-Odd Lot Shares Accepted	38.6691%

Shares Accepted for Tender	211,158

Net Asset Value as of Repurchase Offer Date ($)	10.56

Repurchase Fee per Share ($)	0.2112

Repurchase Offer Price ($)	10.3488

Repurchase Fee ($)	44,597

Expenses ($)	71,477

Total Cost ($)	2,256,709

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2009
(Unaudited)

During the year ended October 31, 2008, the results of the periodic repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #19	Offer #20
Commencement Date	December 21, 2007	June 20, 2008

Expiration Date	January 11, 2008	July 11, 2008

Repurchase Offer Date	January 18, 2008	July 18, 2008

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	648,516.6861	704,314.4616

Final Pro-ration Odd Lot Shares	70,544.4575	54,626.0469

Final Pro-ration Non-Odd Lot Shares	163,425.5425	167,644.9531

% of Non-Odd Lot Shares Accepted	28.2760%	25.8039%

Shares Accepted for Tender	233,970	222,271

Net Asset Value as of Repurchase Offer Date ($)	28.55	22.34

Repurchase Fee per Share ($)	0.5710	0.4468

Repurchase Offer Price ($)	27.9790	21.8932

Repurchase Fee ($)	133,597	99,311

Expenses ($)	86,665	83,818

Total Cost ($)	6,632,912	4,950,041

NOTE F: CONCENTRATION OF RISKS

At April 30, 2009, substantially all of the Fund’s assets were invested in Asian securities. The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

NOTE G: OTHER

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (concluded)	April 30, 2009
(Unaudited)

against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE H: FAIR VALUE MEASUREMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund adopted SFAS 157 effective with the January 31, 2009 quarterly reporting on portfolio holdings. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to: quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of April 30, 2009, is as follows:

Investments in
Valuation Inputs	Securities

Level 1 – Quoted Prices	$53,962,542
Level 2 – Other Significant Observable Inputs	120,706
Level 3 – Significant Unobservable Inputs	0

Total	$54,083,248

The Fund held no Level 3 securities on April 30, 2009.

THE ASIA TIGERS FUND, INC.

Results of Annual Meeting of Stockholders
(unaudited)

ANNUAL MEETING

The Fund held its Annual Meeting of Stockholders on February 20, 2009. At the meeting, stockholders elected the nominee proposed for election to the Fund’s Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

		Votes	Non-Voting	Total Voting and
Nominee	Votes For	Withheld	Shares	Non-Voting Shares

Jeswald W. Salacuse	3,480,686	207,472	0	3,688,158

At April 30, 2009, in addition to Jeswald W. Salacuse, the other directors of the Fund were as follows:

Lawrence K. Becker

Leslie H. Gelb

Prakash A. Melwani

Luis F. Rubio

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund’s toll free number at 1-866-800-8933 and on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available, without charge, upon request, by calling the Fund’s toll free number at 1-866-800-8933 and on the Securities and Exchange Commission website at http://www.sec.gov.

[1]	The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2011, year 2012 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

THE ASIA TIGERS FUND, INC.

Dividends and Distributions (unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts, 01581.

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

THE ASIA TIGERS FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.,
an affiliate of The Blackstone Group L.P.

Administrator:
Blackstone Asia Advisors L.L.C.

Sub-Administrator:
PNC Global Investment
Servicing (U.S.) Inc.

Transfer Agent:
PNC Global Investment
Servicing (U.S.) Inc.

Custodian:
State Street Corporation

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Blackstone Asia
Advisors L.L.C.
The Asia Tigers Fund, Inc.
Semi-Annual Report
April 30, 2009
The Asia Tigers Fund, Inc.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of Shares	(d) Maximum Number (or
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	of Shares (or	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Units) Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
11/01/08 to 11/31/08	None	None	None	None
12/01/08 to 12/31/08	None	None	None	None
01/01/09 to 01/31/09	211,158	$10.3488	211,158 (1)	None
02/01/09 to 02/28/09	None	None	None	None
03/01/09 to 03/31/09	None	None	None	None
04/01/09 to 04/30/09	None	None	None	None
Total	211,158	$10.3488	211,158 (1)

(1)	These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on December 26, 2008 that expired on January 16, 2009. In connection with this repurchase offer, the Fund offered to repurchase up to 211,158 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of January 23, 2009.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Asia Tigers Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President (principal executive officer)

Date: June 24, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President (principal executive officer)

Date: June 24, 2009

By (Signature and Title)*	/s/ Joseph Malangoni

Joseph Malangoni, Treasurer (principal financial officer)

Date: June 24, 2009

*	Print the name and title of each signing officer under his or her signature.